Prospectus Supplement
John Hancock Variable Insurance Trust
American Global Growth Trust (the fund)
Supplement dated August 4, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective August 1, 2025 (the Effective Date), Roz Hongsaranagon no longer serves as a portfolio manager of the fund's master fund, the Global Growth Fund (the master fund), a series of American Funds Insurance Series. Accordingly, as of the Effective Date, all references to Ms. Hongsaranagon are removed from the Summary Prospectus.
In addition, as of the Effective Date, Barbara Burtin and Jason B. Smith are added as portfolio managers of the master fund.
As of the Effective Date, Patrice Collette, Matt Hochstetler and Piyada Phanaphat continue to serve as portfolio managers of the master fund and, along with Barbara Burtin and Jason B. Smith, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.
Additionally, as of the Effective Date, the following amends and supplements the fund’s portfolio manager information under the heading “Portfolio management”:
Barbara Burtin	Jason B. Smith
Partner – Capital World Investors Managed fund since 2025	Partner – Capital World Investors Managed fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.